ABSC OOMC 2006-HE5
Asset Backed Securities Portfolio Analysis

2,378 records
Balance: 617,054,906
Cash out

Selection Criteria: Cash out
Table of Contents

1.

Mortgage Loans Summary

2.

Principal balance at Origination

3.

Remaining Principal Balance

4.

Fico Scores

5.

Original Term

6.

Remaining Term

7.

Property Type

8.

Occupancy Status

9.

Loan Purpose

10.

Original Loan to Value Ratio

11.

Combined Loan To Value

12.

Geographic Distribution By Balance

13.

Documentation

14.

Mortgage Rate

15.

Maximum Rate

16.

Gross Margin

17.

INITIAL RATE ADJUSTMENT CAP (ARMs ONLY)

18.

PERIODIC RATE ADJUSTMENT CAP (ARMs ONLY)

19.

Next Rate Adjustment Date

20.

Original Number of Months to Expiration Of Prepayment Penalty Term

21.

Loan Type

22.

Credit Grade

23.

Lien Position

24.

DTI

1. Mortgage Loans Summary

Current Balance: $617,054,906.06
Number of Loans: 2,378
total OPRIN: $617,115,100.90
Average Current Balance: $259,484.82
Interest Only Loans: 9.92%
Fixed Rate Loans: 1.09%
Adjustable Rate Loans: 98.91%
WA Coupon: 8.223%
WA Margin: 6.199%
WA Max Rate: 14.177%
WA Initial Cap: 2.997%
WA Periodic Cap: 1.001%
WA Original LTV: 78.023%
WA Combined LTV: 78.831%
WA Original Term: 360
WA Remaining Term: 360
NZWA FICO: 599
WA FICO: 597
Owner Occupied: 92.82%
% of loans with Prepayment Penalty: 71.26%
First Lien Percentage: 98.91%
Second Lien Percentage: 1.09%
Silent second %: 4.60%
WA CLTV of Silent seconds: 95.67
Top 5 States: CA(28.44%),FL(11.88%),NY(9.56%),MA(8.28%),NJ(5.79%)
Conforming By Balance Percentage: 69.53%
% Non Full Doc: 47.30
% Conforming by Balance: 69.53
80% CLTV: 14.80
GT 80% CLTV: 42.14
Remaining Months to Roll: 27
% 1st Liens with LTV > 80: 37.01
low FDATE: 20051201
high FDATE: 20060701
GT 80% LTV_PROSUP: 38.10
wa LTV of 1st liens: 77.79
wa LTV of 2nd liens: 98.85
wa CLTV: 78.83
% Balloon: 46.09
WA DTI: 42.89
high MDATE: 20360601
% 2 Yr Arm: 89.17
% 3 Yr Arm: 3.39
LTV_PROSUP > 80: 38.10
wa CLTV of SS: 95.67
% PIGGYBACK: 1.03
wa CLTV: 78.83
age >=5: 1.99
wa CLTV of 2nd liens: 98.85

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2. Principal balance at Origination

Principal balance at Origination	Number Of Loans	Aggregate Original Principal Balance	% Loans by Original Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% of Owner Occupied By Balance
1 - 25,000	5	$115,600.00	0.02%	609	99.51%	11.871%	100.00%
25,001 - 50,000	52	2,066,250.00	0.33	606	87.05	11.381	95.16
50,001 - 75,000	131	8,297,691.00	1.34	586	77.13	10.850	77.95
75,001 - 100,000	149	13,273,433.00	2.15	587	75.78	9.975	88.68
100,001 - 125,000	210	23,775,166.00	3.85	588	76.70	9.397	86.77
125,001 - 150,000	183	25,177,261.00	4.08	591	76.62	9.005	92.47
150,001 - 175,000	176	28,486,363.00	4.62	585	75.90	8.775	92.58
175,001 - 200,000	205	38,727,400.00	6.28	590	75.95	8.415	95.64
200,001 - 250,000	253	57,238,527.00	9.28	591	76.41	8.314	92.76
250,001 - 300,000	268	73,150,128.00	11.85	594	77.41	8.221	94.02
300,001 - 400,000	366	126,880,249.90	20.56	599	79.18	7.955	94.70
400,001 - 500,000	177	78,202,234.00	12.67	604	79.37	7.752	93.20
500,001 - 600,000	92	50,417,700.00	8.17	610	82.24	7.977	95.81
600,001 - 700,000	44	28,570,648.00	4.63	610	80.64	7.800	95.36
700,001 >=	67	62,736,450.00	10.17	618	75.19	7.709	87.18
Total:	2,378	$617,115,100.90	100.00%	599	78.02%	8.223%	92.82%

Mimimum Original Balance: 22,000.00
Maximum Original Balance: 2,171,000.00
Average Original Balance: 259,510.13

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3. Remaining Principal Balance

Remaining Principal Balance	Number Of Loans	Aggregate Remaining Principal Balance	% Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% of Owner Occupied By Balance
1 - 25,000	5	$115,600.00	0.02%	609	99.51%	11.871%	100.00%
25,001 - 50,000	52	2,066,226.47	0.33	606	87.05	11.381	95.16
50,001 - 75,000	131	8,297,631.54	1.34	586	77.13	10.850	77.95
75,001 - 100,000	149	13,273,340.05	2.15	587	75.78	9.975	88.68
100,001 - 125,000	210	23,774,741.00	3.85	588	76.70	9.397	86.77
125,001 - 150,000	184	25,324,838.95	4.10	591	76.73	8.995	92.52
150,001 - 175,000	175	28,334,571.60	4.59	584	75.79	8.782	92.54
175,001 - 200,000	205	38,725,027.68	6.28	590	75.95	8.415	95.64
200,001 - 250,000	253	57,230,704.18	9.27	591	76.41	8.314	92.76
250,001 - 300,000	268	73,146,319.33	11.85	594	77.41	8.221	94.02
300,001 - 400,000	366	126,859,457.13	20.56	599	79.18	7.955	94.70
400,001 - 500,000	177	78,193,414.79	12.67	604	79.37	7.752	93.20
500,001 - 600,000	92	50,414,527.13	8.17	610	82.24	7.977	95.81
600,001 - 700,000	44	28,567,042.57	4.63	610	80.64	7.800	95.36
700,001 >=	67	62,731,463.64	10.17	618	75.19	7.709	87.18
Total:	2,378	$617,054,906.06	100.00%	599	78.02%	8.223%	92.82%

Mimimum Remaining Balance: 22,000.00
Maximum Remaining Balance: 2,171,000.00
Average Remaining Balance: 259,484.82

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4. Fico Scores

Fico Scores	Number Of Loans	Aggregate Remaining Principal Balance	% Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% of Owner Occupied By Balance
<= 0	24	$2,647,236.00	0.43%	0	66.71%	10.159%	97.77%
1 - 500	8	1,492,250.00	0.24	500	69.36	10.113	100.00
501 - 525	227	50,032,541.10	8.11	514	73.86	9.660	98.22
526 - 550	237	52,059,413.83	8.44	539	73.69	9.202	99.34
551 - 575	332	82,949,268.34	13.44	565	74.43	8.360	95.01
576 - 600	460	116,932,574.44	18.95	588	77.69	8.073	96.15
601 - 625	451	125,532,417.85	20.34	613	79.66	7.921	90.57
626 - 650	351	99,039,813.72	16.05	637	81.08	7.849	88.84
651 - 675	209	61,386,983.67	9.95	662	80.63	7.725	88.67
676 - 700	53	16,122,322.93	2.61	684	83.60	7.541	81.65
701 - 725	17	5,872,651.65	0.95	715	85.23	7.342	88.85
726 - 750	6	1,990,216.41	0.32	736	83.35	7.045	76.77
751 - 775	1	237,639.19	0.04	761	85.00	7.050	100.00
776 - 800	2	759,576.93	0.12	784	80.00	8.033	39.44
Total:	2,378	$617,054,906.06	100.00%	599	78.02%	8.223%	92.82%

Minimum FICO: 0
Maximum FICO: 786
WA FICO: 597
nzwa FICO: 599

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5. Original Term

Original Term	Number Of Loans	Aggregate Remaining Principal Balance	% Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% of Owner Occupied By Balance
121 - 180	1	$100,001.00	0.02%	624	73.53%	8.450%	0.00%
181 - 240	1	34,400.00	0.01	601	100.00	12.250	100.00
301 - 360	2,376	616,920,505.06	99.98	599	78.02	8.223	92.83
Total:	2,378	$617,054,906.06	100.00%	599	78.02%	8.223%	92.82%

Minimum Original Term: 180
Maximum Original Term: 360
WA Original Term: 360

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6. Remaining Term

Remaining Term	Number Of Loans	Aggregate Remaining Principal Balance	% Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% of Owner Occupied By Balance
<= 180	1	$100,001.00	0.02%	624	73.53%	8.450%	0.00%
181 - 348	1	34,400.00	0.01	601	100.00	12.250	100.00
349 - 360	2,376	616,920,505.06	99.98	599	78.02	8.223	92.83
Total:	2,378	$617,054,906.06	100.00%	599	78.02%	8.223%	92.82%

Minimum Remaining Term: 180
Maximum Remaining Term: 360
WA Remaining Term: 360

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7. Property Type

Property Type	Number Of Loans	Aggregate Remaining Principal Balance	% Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% of Owner Occupied By Balance
Single Family	1,917	$480,065,303.82	77.80%	598	78.18%	8.216%	95.11%
PUD	165	56,997,919.33	9.24	602	78.60	7.887	95.50
2-4 family	189	56,756,908.72	9.20	603	75.12	8.403	76.12
Condominium	96	20,291,147.28	3.29	605	79.92	8.749	84.26
Condo - 5 Stories & up	11	2,943,626.91	0.48	621	84.62	8.900	48.29
Total:	2,378	$617,054,906.06	100.00%	599	78.02%	8.223%	92.82%

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8. Occupancy Status

Occupancy Status	Number Of Loans	Aggregate Remaining Principal Balance	% Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% of Owner Occupied By Balance
Owner	2,184	$572,738,455.51	92.82%	597	77.88%	8.165%	100.00%
Non-Owner	170	34,196,827.76	5.54	626	79.93	9.293	0.00
Second Home	24	10,119,622.79	1.64	629	79.93	7.927	0.00
Total:	2,378	$617,054,906.06	100.00%	599	78.02%	8.223%	92.82%

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9. Loan Purpose

Loan Purpose	Number Of Loans	Aggregate Remaining Principal Balance	% Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% of Owner Occupied By Balance
Cash Out	2,378	$617,054,906.06	100.00%	599	78.02%	8.223%	92.82%
Total:	2,378	$617,054,906.06	100.00%	599	78.02%	8.223%	92.82%

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10. Original Loan to Value Ratio

Original Loan to Value Ratio	Number Of Loans	Aggregate Remaining Principal Balance	% Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% of Owner Occupied By Balance
<= 50.00	106	$18,824,329.51	3.05%	578	40.39%	8.294%	95.35%
50.01 - 60.00	147	34,638,071.72	5.61	590	56.37	7.779	97.24
60.01 - 70.00	395	106,952,614.59	17.33	586	66.62	7.985	93.63
70.01 - 80.00	801	221,570,667.04	35.91	595	77.84	8.239	93.45
80.01 - 90.00	626	173,692,304.95	28.15	611	87.37	8.257	89.84
90.01 - 100.00	303	61,376,918.25	9.95	619	95.85	8.718	94.28
Total:	2,378	$617,054,906.06	100.00%	599	78.02%	8.223%	92.82%

Minimum Loan-to-Value Ratio: 15.17
Maximum Loan-to-Value Ratio: 100.00
WA Loan-to-Value Ratio By Original Balance: 78.02

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11. Combined Loan To Value

Combined Loan To Value	Number Of Loans	Aggregate Remaining Principal Balance	% Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% of Owner Occupied By Balance
<= 50.00	105	$18,714,329.51	3.03%	578	40.35%	8.289%	95.32%
50.01 - 60.00	145	34,358,071.72	5.57	590	56.37	7.780	97.22
60.01 - 70.00	394	106,086,614.59	17.19	586	66.61	7.990	93.58
70.01 - 75.00	235	68,156,906.69	11.05	592	74.13	8.148	90.69
75.01 - 80.00	469	129,682,756.43	21.02	590	79.35	8.389	94.57
80.01 - 85.00	264	73,298,645.69	11.88	607	84.47	8.162	90.32
85.01 - 90.00	363	100,672,459.26	16.31	614	89.26	8.322	88.40
90.01 - 95.00	201	51,590,882.13	8.36	614	93.13	8.393	93.20
95.01 - 100.00	201	34,271,040.04	5.55	632	88.74	8.470	100.00
110.01 - 115.00	1	223,200.00	0.04	615	89.28	7.500	100.00
Total:	2,378	$617,054,906.06	100.00%	599	78.02%	8.223%	92.82%

Min CLTV: 15.17%
Max CLTV: 111.60%
WA CLTV: 78.83%

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12. Geographic Distribution By Balance

Geographic Distribution By Balance	Number Of Loans	Aggregate Remaining Principal Balance	% Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% of Owner Occupied By Balance
California	456	$175,511,549.61	28.44%	606	77.78%	7.633%	95.41%
Florida	317	73,316,627.26	11.88	592	76.66	8.358	90.71
New York	177	59,005,062.07	9.56	601	74.46	8.079	94.17
Massachusetts	178	51,104,696.53	8.28	607	79.58	8.422	93.12
New Jersey	125	35,699,721.00	5.79	591	76.15	8.611	86.72
Virginia	81	19,490,043.12	3.16	602	78.67	8.319	90.09
Illinois	66	17,208,704.47	2.79	593	77.44	8.861	93.79
Maryland	64	16,901,349.29	2.74	582	77.94	8.293	96.51
Arizona	61	13,961,610.46	2.26	602	81.77	8.250	96.30
Washington	51	13,371,449.23	2.17	595	79.89	8.139	98.18
Other	802	141,484,093.02	22.93	596	79.87	8.683	90.52
Total:	2,378	$617,054,906.06	100.00%	599	78.02%	8.223%	92.82%

Total Number Of Stated Represented:: 46
Washington DC (# of loans from DC): 7

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13. Documentation

Documentation	Number Of Loans	Aggregate Remaining Principal Balance	% Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% of Owner Occupied By Balance
Full Documentation	1,397	$325,188,478.85	52.70%	595	79.79%	8.004%	96.04%
Stated Documentation	965	287,335,927.21	46.57	604	75.98	8.463	89.05
Lite Documentation	9	2,590,000.00	0.42	593	79.49	9.121	100.00
No Documentation	7	1,940,500.00	0.31	661	83.51	8.312	100.00
Total:	2,378	$617,054,906.06	100.00%	599	78.02%	8.223%	92.82%

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14. Mortgage Rate

Mortgage Rate	Number Of Loans	Aggregate Remaining Principal Balance	% Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% of Owner Occupied By Balance
5.501 - 6.000	35	$12,621,940.23	2.05%	627	71.37%	5.842%	88.22%
6.001 - 6.500	82	32,781,197.58	5.31	626	72.15	6.302	96.96
6.501 - 7.000	224	75,849,845.56	12.29	617	76.13	6.822	98.66
7.001 - 7.500	224	74,540,840.72	12.08	615	77.74	7.313	99.09
7.501 - 8.000	368	115,781,653.02	18.76	612	77.98	7.795	95.90
8.001 - 8.500	292	83,239,508.85	13.49	602	79.14	8.280	92.29
8.501 - 9.000	287	75,407,303.00	12.22	588	79.76	8.750	91.26
9.001 - 9.500	197	42,881,762.85	6.95	586	79.67	9.274	83.49
9.501 - 10.000	212	42,450,853.21	6.88	562	79.53	9.777	84.70
10.001 - 10.500	140	24,958,762.84	4.04	553	77.69	10.269	84.45
10.501 - 11.000	112	17,639,113.53	2.86	555	77.89	10.759	82.42
11.001 - 11.500	84	8,836,755.89	1.43	566	80.48	11.274	87.71
11.501 - 12.000	57	5,176,204.71	0.84	557	81.67	11.743	91.13
12.001 - 12.500	40	3,427,664.07	0.56	581	85.58	12.202	91.83
12.501 - 13.000	16	1,108,450.00	0.18	587	99.59	12.693	100.00
13.001 - 13.500	3	188,800.00	0.03	603	100.00	13.189	100.00
13.501 - 14.000	5	164,250.00	0.03	592	98.39	13.721	100.00
Total:	2,378	$617,054,906.06	100.00%	599	78.02%	8.223%	92.82%

Minimum Rate: 5.750
Maximum Rate: 13.900
WA Rate: 8.223

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15. Maximum Rate

Maximum Rate	Number Of Loans	Aggregate Remaining Principal Balance	% Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% of Owner Occupied By Balance
9.001 - 9.500	2	$353,836.71	0.06%	661	65.69%	6.182%	35.33%
9.501 - 10.000	2	289,900.00	0.05	605	78.35	6.918	100.00
10.501 - 11.000	3	631,549.16	0.10	592	61.01	7.921	100.00
11.001 - 11.500	1	100,000.00	0.02	522	55.56	8.300	100.00
11.501 - 12.000	36	12,961,940.23	2.12	626	71.59	5.918	88.53
12.001 - 12.500	80	32,359,401.39	5.30	625	72.35	6.319	97.63
12.501 - 13.000	224	75,890,205.04	12.43	617	76.10	6.824	98.51
13.001 - 13.500	224	74,540,840.72	12.21	615	77.74	7.313	99.09
13.501 - 14.000	362	114,045,216.97	18.69	613	78.06	7.796	95.83
14.001 - 14.500	291	83,064,591.85	13.61	602	79.16	8.278	92.28
14.501 - 15.000	286	75,762,512.03	12.41	587	79.68	8.741	91.30
15.001 - 15.500	198	43,300,057.71	7.09	586	79.73	9.269	83.65
15.501 - 16.000	209	42,025,453.21	6.89	562	79.42	9.779	84.82
16.001 - 16.500	133	24,365,762.84	3.99	552	77.74	10.269	84.07
16.501 - 17.000	108	17,521,413.53	2.87	552	76.98	10.746	82.31
17.001 - 17.500	66	7,418,357.91	1.22	549	76.93	11.284	85.36
17.501 - 18.000	40	4,071,104.71	0.67	536	76.98	11.733	88.72
18.001 - 18.500	14	1,628,922.01	0.27	537	72.76	12.182	82.80
Total:	2,279	$610,331,066.02	100.00%	599	77.79%	8.184%	92.74%

Minimum Maximum Rate: 9.150
Maximum Maximum Rate: 18.350
WA Maximum Rate: 14.177

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16. Gross Margin

Gross Margin	Number Of Loans	Aggregate Remaining Principal Balance	% Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% of Owner Occupied By Balance
3.501 - 4.000	2	$260,511.16	0.04%	655	62.43%	6.997%	100.00%
4.001 - 4.500	3	1,139,590.67	0.19	680	86.59	5.993	59.44
4.501 - 5.000	21	5,661,908.99	0.93	611	76.03	8.289	95.96
5.001 - 5.500	56	13,729,504.34	2.25	602	79.58	8.273	92.54
5.501 - 6.000	95	29,755,165.91	4.88	613	74.45	6.994	95.98
6.001 - 6.500	1,829	495,601,455.58	81.20	602	78.35	8.090	92.18
6.501 - 7.000	210	49,512,375.66	8.11	562	75.91	9.555	95.51
7.001 - 7.500	60	14,058,928.70	2.30	570	71.26	9.227	96.94
7.501 - 8.000	2	371,625.01	0.06	584	73.77	9.174	100.00
8.001 - 8.500	1	240,000.00	0.04	522	40.34	10.035	100.00
Total:	2,279	$610,331,066.02	100.00%	599	77.79%	8.184%	92.74%

Minimum Gross Margin: 3.990
Maximum Gross Margin: 8.056
WA Gross Margin: 6.199

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17. INITIAL RATE ADJUSTMENT CAP (ARMs ONLY)

INITIAL RATE ADJUSTMENT CAP (ARMs ONLY)	Number Of Loans	Aggregate Remaining Principal Balance	% Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% of Owner Occupied By Balance
1.000	1	$224,747.01	0.04%	589	75.00%	8.100%	100.00%
2.000	5	1,344,353.79	0.22	585	77.04	8.144	91.63
3.000	2,273	608,761,965.22	99.74	599	77.80	8.185	92.74
Total:	2,279	$610,331,066.02	100.00%	599	77.79%	8.184%	92.74%

Min Initial Cap: 1.000%
Max Initial Cap: 3.000%
WA Initial Cap: 2.997%

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18. PERIODIC RATE ADJUSTMENT CAP (ARMs ONLY)

PERIODIC RATE ADJUSTMENT CAP (ARMs ONLY)	Number Of Loans	Aggregate Remaining Principal Balance	% Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% of Owner Occupied By Balance
1.000	2,275	$609,079,262.13	99.79%	599	77.79%	8.185%	92.72%
1.500	4	1,251,803.89	0.21	610	80.29	8.014	100.00
Total:	2,279	$610,331,066.02	100.00%	599	77.79%	8.184%	92.74%

Min PERCAP: 1.000%
Max PERCAP: 1.500%
WA PERCAP: 1.001%

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19. Next Rate Adjustment Date

Next Rate Adjustment Date	Number Of Loans	Aggregate Remaining Principal Balance	% Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% of Owner Occupied By Balance
2007-11	4	$1,104,063.25	0.18%	613	86.43%	7.263%	79.27%
2007-12	30	8,110,050.53	1.33	629	80.20	7.470	97.91
2008-01	39	14,272,499.49	2.34	632	80.43	7.467	98.18
2008-02	17	6,567,020.15	1.08	607	86.01	8.040	100.00
2008-05	1,615	429,536,034.19	70.38	595	77.59	8.265	92.37
2008-06	370	90,639,008.90	14.85	597	78.66	8.404	93.02
2008-11	1	214,359.48	0.04	640	57.64	6.110	100.00
2008-12	2	882,045.39	0.14	684	76.50	5.823	47.59
2009-01	3	733,739.02	0.12	597	55.22	7.747	100.00
2009-05	58	15,736,655.00	2.58	606	75.41	8.075	83.59
2009-06	13	3,343,301.00	0.55	577	73.09	8.732	88.42
2010-11	1	194,480.66	0.03	542	75.00	6.500	100.00
2010-12	3	1,307,214.22	0.21	657	80.81	6.483	100.00
2011-01	4	1,139,278.59	0.19	623	79.21	7.681	100.00
2011-02	1	236,591.15	0.04	590	68.70	7.750	100.00
2011-05	96	29,841,310.00	4.89	620	77.77	7.294	96.67
2011-06	20	6,228,365.00	1.02	627	71.53	7.545	97.99
2021-05	2	245,050.00	0.04	643	81.53	8.767	100.00
Total:	2,279	$610,331,066.02	100.00%	599	77.79%	8.184%	92.74%

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20. Original Number of Months to Expiration Of Prepayment Penalty Term

Original Number of Months to Expiration Of Prepayment Penalty Term	Number Of Loans	Aggregate Remaining Principal Balance	% Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% of Owner Occupied By Balance
0	743	$177,371,481.43	28.74%	598	78.38%	8.742%	92.29%
12	186	68,914,646.75	11.17	601	74.78	8.060	93.42
24	1,318	335,326,817.78	54.34	598	78.62	8.059	92.54
36	131	35,441,960.10	5.74	616	76.87	7.498	96.95
Total:	2,378	$617,054,906.06	100.00%	599	78.02%	8.223%	92.82%

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21. Loan Type

Loan Type	Number Of Loans	Aggregate Remaining Principal Balance	% Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% of Owner Occupied By Balance
20 Yr Fixed	1	$34,400.00	0.01%	601	100.00%	12.250%	100.00%
30 Yr Fixed	97	6,414,940.04	1.04	629	99.33	11.852	100.00
ARM 15/15	2	245,050.00	0.04	643	81.53	8.767	100.00
ARM 2/28	1,169	252,576,734.82	40.93	582	76.90	8.915	86.27
ARM 2/28- IO 5Yrs	137	52,552,129.00	8.52	635	79.34	7.393	100.00
ARM 2/28-40YR Amortization	769	245,099,812.69	39.72	605	78.83	7.750	97.92
ARM 3/12	1	100,001.00	0.02	624	73.53	8.450	0.00
ARM 3/27	39	8,920,310.00	1.45	581	74.25	8.659	81.29
ARM 3/27- IO 5Yrs	4	1,742,650.00	0.28	649	73.61	6.984	100.00
ARM 3/27-40YR Amortization	33	10,147,138.89	1.64	618	74.25	7.701	83.62
ARM 5/25	16	3,105,050.00	0.50	613	91.57	8.612	70.56
ARM 5/25- IO 5Yrs	17	6,946,315.00	1.13	658	77.80	6.950	100.00
ARM 5/25-40YR Amortization	92	28,895,874.62	4.68	614	75.03	7.266	99.29
BALLOON 40/30	1	274,500.00	0.04	572	87.42	9.550	100.00
Total:	2,378	$617,054,906.06	100.00%	599	78.02%	8.223%	92.82%

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22. Credit Grade

Credit Grade	Number Of Loans	Aggregate Remaining Principal Balance	% Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% of Owner Occupied By Balance
A	215	$56,543,650.44	9.16%	568	75.74%	8.744%	98.03%
AA	440	105,412,727.55	17.08	576	78.45	8.523	96.96
AA+	1,454	397,605,599.77	64.44	616	79.10	7.854	90.35
B	170	40,171,829.89	6.51	553	74.14	9.632	96.75
C	75	13,834,049.32	2.24	561	69.84	9.715	97.55
CC	24	3,487,049.09	0.57	568	57.33	10.656	100.00
Total:	2,378	$617,054,906.06	100.00%	599	78.02%	8.223%	92.82%

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23. Lien Position

Lien Position	Number Of Loans	Aggregate Remaining Principal Balance	% Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% of Owner Occupied By Balance
1	2,279	$610,331,066.02	98.91%	599	77.79%	8.184%	92.74%
2	99	6,723,840.04	1.09	626	98.85	11.760	100.00
Total:	2,378	$617,054,906.06	100.00%	599	78.02%	8.223%	92.82%

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24. DTI

DTI	Number Of Loans	Aggregate Remaining Principal Balance	% Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% of Owner Occupied By Balance
<= 0.00	18	$3,505,300.00	0.57%	619	79.07%	9.095%	98.43%
0.01 - 5.00	3	805,000.00	0.13	605	89.07	9.338	100.00
5.01 - 10.00	1	50,400.00	0.01	637	68.11	9.800	100.00
10.01 - 15.00	20	4,775,600.00	0.77	619	77.53	8.536	58.45
15.01 - 20.00	43	7,401,335.00	1.20	591	75.43	8.860	84.97
20.01 - 25.00	95	16,359,369.83	2.65	601	73.20	8.323	87.63
25.01 - 30.00	138	28,380,123.52	4.60	591	76.99	8.538	86.07
30.01 - 35.00	250	51,889,422.87	8.41	593	76.83	8.390	91.52
35.01 - 40.00	359	91,168,825.88	14.77	604	75.99	8.179	92.50
40.01 - 45.00	465	127,846,612.27	20.72	604	78.29	8.212	94.25
45.01 - 50.00	501	143,703,641.51	23.29	597	79.45	8.326	93.15
50.01 - 55.00	392	113,963,247.45	18.47	597	78.88	7.982	95.40
55.01 - 60.00	93	27,206,027.73	4.41	598	79.07	7.816	94.45
Total:	2,378	$617,054,906.06	100.00%	599	78.02%	8.223%	92.82%

Minimum: 0.00
Max DTI: 60.00
nzwa DTI: 42.89

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Credit Suisse
11 Madison Avenue
New York, New York 10010
www.credit-suisse.com
Jun 15, 2006 22:32

The issuer has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates with a file number of [ABSC - (333-127230)]. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-221-1037.This free writing prospectus is not required to contain all information that is required to be included in the base prospectus and the prospectus supplement that will be prepared for the securities offering to which this free writing prospectus relates. This free writing prospectus is not an offer to sell or a solicitation of an offer to buy these securities in any state where such offer, solicitation or sale is not permitted.The information in this free writing prospectus is preliminary, and may be superseded by an additional free writing prospectus provided to you prior to the time you enter into a contract of sale. This preliminary free writing prospectus is being delivered to you solely to provide you with information about the offering of the securities referred to herein. The securities are being offered when, as and if issued. In particular, you are advised that these securities, and the asset pools backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the securities and the underlying transaction having the characteristics described in these materials.A contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of securities to be made to you; any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. You may withdraw your offer to purchase securities at any time prior to our acceptance of your offer.Any legends, disclaimers or other notices that may appear at the bottom of the email communication to which this free writing prospectus is attached relating to (1) these materials not constituting an offer (or a solicitation of an offer), (2) no representation that these materials are accurate or complete and may not be updated or (3) these materials possibly being confidential are not applicable to these materials and should be disregarded. Such legends, disclaimers or other notices have been automatically generated as a result of these materials having been sent via Bloomberg or another system.